                                                                   Exhibit 10.10

                            AMENDMENT AND RESTATEMENT

                          Dated as of December 18, 1998

                                       of

                               U.S. $3,500,000,000

                                 LOAN AGREEMENT

                           Dated as of March 11, 1998

                                      Among

                                FRED MEYER, INC.

                                   as Borrower

                                       and

                            THE LENDERS PARTY THERETO

                                   as Lenders

                                       and

                              CHASE SECURITIES INC.

                        as Lead Arranger and Book Manager

                                       and

                              BANKERS TRUST COMPANY

                             as Administrative Agent

                                       and

                            THE CHASE MANHATTAN BANK

                              as Syndication Agent

                                       and

                           NATIONSBANK OF TEXAS, N.A.

                                       and

                        SALOMON BROTHERS HOLDING CO INC.

                           as Co-Documentation Agents

          AMENDMENT AND RESTATEMENT, dated as of December 18, 1998 (this "Amendment"), of the Loan Agreement, dated as of March 11, 1998 (as amended, the "Loan Agreement"), among FRED MEYER, INC., a Delaware corporation (the "Borrower"), the several banks and other financial institutions from time to time parties to the Loan Agreement (the "Lenders"), CHASE SECURITIES INC. ("CSI"), as Lead Arranger and Book Manager (in such capacity, the "Lead Arranger and Book Manager"), BANKERS TRUST COMPANY ("Bankers Trust"), as Administrative Agent, THE CHASE MANHATTAN BANK ("Chase"), as Syndication Agent, and NATIONSBANK OF TEXAS, N.A. and SALOMON BROTHERS HOLDING CO INC., as Co-Documentation Agents.


                              W I T N E S S E T H :


          WHEREAS, The Kroger Co. ("Kroger") has agreed, subject to certain conditions, to acquire all of the outstanding common stock of the Borrower in exchange for newly issued shares of common stock of Kroger pursuant to a merger of a wholly owned subsidiary of Kroger into the Borrower (the "Acquisition");

          WHEREAS, in connection with the Acquisition, the Borrower has requested and upon the effectiveness of this Amendment, the Required Lenders have agreed, that certain provisions of the Loan Agreement be amended and that the Loan Agreement be restated upon the terms and conditions set forth below to permit the consummation of the Acquisition;

          WHEREAS, concurrent with the consummation of the Acquisition, Kroger and each of its other material subsidiaries will guarantee the obligations of the Borrower under the Loan Agreement; and

          WHEREAS, the Borrower has further requested CSI to act as Lead Arranger and Book Manager with respect to this Amendment;

          NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereto agree as follows:

          SECTION 1. Defined Terms. Terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement. Unless otherwise indicated, all Article, Section and subsection references are to the Loan Agreement.

          SECTION 2. Amendments to Section 1.1. Section 1.1 of the Loan Agreement is hereby amended as follows:

          (a) by amending and restating the following definitions appearing therein to read in their entireties as follows:

          "Change in Control" means any one or more of the following events:

               (a) the acquisition, by contract or otherwise (including the entry into a contract or arrangement that upon consummation will result in such acquisition), by any Person or group (as such term is defined for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations pertaining thereto), other than the trusts for the employee benefit plans (as defined in Section 3(2) of ERISA) maintained by Kroger or any subsidiary of Kroger that is an ERISA Affiliate, of beneficial ownership (within the meaning of Rule 13d-3, or any regulation or ruling promulgated to replace or supplement Rule 13d-3, of the General Rules and Regulations under the Exchange Act), directly or indirectly, of securities of Kroger representing 20% or more of the voting power of all securities of Kroger,

               (b) during any period of up to 24 consecutive months, commencing before or after the date of this Agreement, individuals who at the beginning of such period were directors of Kroger (together with any new directors whose election by the board of directors of Kroger or whose nomination for election by the stockholders of Kroger was approved by a vote of at least 75% of the directors then in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) shall cease for any reason to constitute at least 75% of the board of directors of Kroger, or

               (c) Kroger shall cease to own, directly or indirectly, all of the issued and outstanding capital stock of the Borrower.

               "ERISA Affiliate" of a Person means any trade or business (whether or not incorporated) that, together with such Person, is treated as a single employer under Section 414 of the Code.

               "Material Adverse Effect" means a (a) materially adverse effect on the business, assets, operations, properties, prospects or condition (financial or otherwise) of Kroger and its subsidiaries, taken as a whole, (b) material impairment of the ability of the Borrower to perform any of its obligations under any Loan Document to which it is or will be a party or (c) material impairment of the rights of or benefits available to the Agents, the Issuing Banks or the Lenders under any Loan Document.

               "Plan" means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or
          Section 412 of the Code or Section 302 of ERISA, and in respect of which Kroger or any ERISA Affiliate of Kroger is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

               "subsidiary" of any Person means any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such limited liability company, partnership or joint venture or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other subsidiaries or by one or more of such Person's other subsidiaries.

          (b) by deleting therefrom the following definitions in their respective entireties: "Consolidated EBITDAR"; "Consolidated Interest Expense"; "Disclosed Matters"; "Employee Benefit Plan"; "ERISA Event"; "Excess Cash Flow"; "Fixed Charge Coverage Ratio"; "Guaranteed Pension Plan"; "Material Subsidiary"; "Net Cash Proceeds"; "Permitted Investments"; "Public Notes"; "Restricted Payment"; "Smith's"; "Surety Instruments"; "Tangible Net Assets"; and "Tendered Bonds".

          (c) by adding thereto the following definitions in the appropriate alphabetical order:

               "Kroger" means The Kroger Co., an Ohio corporation.

               "Kroger Guarantee" means the Guarantee dated as of December 18, 1998 executed by Kroger and each of the Kroger Material Subsidiaries.

               "Kroger Guarantor" means Kroger and each Kroger Material Subsidiary which has executed the Kroger Guarantee.

               "Kroger Material Subsidiary" has the meaning assigned to the term "Material Subsidiary" in Section 1 of the Kroger Guarantee.

               "Reportable Event" means any reportable event as defined in
          Section 4043(b) of ERISA or the regulations issued thereunder with respect to a Plan (other than a Plan maintained by an ERISA Affiliate that is considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Section 414 of the Code).

          SECTION 3. Amendment to Section 2.11. Section 2.11 of the Loan Agreement is hereby amended by adding the following sentence at the end of paragraph (b) thereof:

          "Optional prepayments of the Term Loans under this Section 2.11 shall reduce the quarterly payments required under Section 2.1 in the scheduled order of maturity."

          SECTION 4. Amendment to Section 2.20. Section 2.20 of the Loan Agreement is hereby amended by deleting such Section in its entirety.

          SECTION 5. Amendments to Article III. Article III of the Loan Agreement is hereby amended by (a) deleting Sections 3.4, 3.5, 3.6, 3.7, 3.9, 3.10, 3.14, 3.15 and 3.16 of such Article in their entireties, (b) redesignating Sections 3.8, 3.11, 3.12, 3.13 and 3.17 of such Article as Sections 3.4, 3.5, 3.6, 3.7 and 3.8, respectively and (c) deleting, in the new Section 3.7, the reference to "Section 5.8" and substituting in lieu thereof a reference to "Section 5.2".

          SECTION 6. Amendment to Section 4.2. Section 4.2 of the Loan Agreement is hereby amended by amending and restating paragraph (b) thereof to read in its entirety as follows:

               "(b) The representations and warranties of the Borrower set forth in this Agreement and of Kroger set forth in the Kroger Guarantee shall be true and correct on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as the case may be."

          SECTION 7. Amendments to Article V. Article V of the Loan Agreement is hereby amended by (a) deleting Sections 5.2, 5.3, 5.4, 5.5, 5.6 and 5.7 of such
Article in their entireties, (b) redesignating Sections 5.8, 5.9 and 5.10 as Sections 5.2, 5.3 and 5.4, respectively and (c) inserting a new Section at the end thereof to read in its entirety as follows:

               "Section 5.5 Certain Covenants. (a) The Borrower shall, and shall cause its Subsidiaries, to comply with the covenants set forth in
          Section 8 of the Kroger Guarantee to the extent applicable.

               (b) The Borrower will furnish to the Administrative Agent and each Lender prompt written notice of the occurrence of any Default upon actual notice of a Responsible Officer of the Borrower."

          SECTION 8. Amendments to Article VI. Article VI of the Loan Agreement is hereby amended by deleting all Sections of such Article in their entireties and substituting in lieu thereof the following new Section:

               "Section 6.1 Guarantee Covenants. The Borrower shall, and shall cause its Subsidiaries, to comply with the covenants set forth in
          Section 9 of the Kroger Guarantee to the extent applicable."

          SECTION 9. Amendments to Article VII. Article VII of the Loan Agreement is hereby amended as follows:

          (a) by inserting the words "or any Kroger Guarantor" after the words "any Subsidiary" in paragraph (c) of such Article;

          (b) by amending and restating paragraph (d) to read in its entirety as follows:

               "(d) the Borrower shall fail to observe or perform any covenant, condition or agreement contained in Sections 5.2, 5.5(a) (with respect to the maintenance of the Borrower's existence) or 5.5(b) or in
          Section 6.1; or";

          (c) by deleting paragraphs (f) through (k) thereof and substituting in lieu thereof the following new paragraphs:

               "(f) Kroger or any of its subsidiaries shall fail to pay any principal of or premium or interest on any Debt that is outstanding in a principal or notional amount of at least $40,000,000 in the aggregate (but excluding Debt outstanding hereunder) of Kroger or such subsidiary (as the case may be), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; or

               (g) Kroger or any of its subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against Kroger or any of its subsidiaries seeking to adjudicate it as bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 30 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or Kroger or any of its subsidiaries shall take any corporate action to authorize any of the actions set forth above in this paragraph (g); or

               (h) any judgment or order for the payment of money in excess of $40,000,000 shall be rendered against Kroger or any of its subsidiaries and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; provided, however, that any such judgment or order shall not be an Event of Default under this paragraph (h) if and for so long as (i) the amount of such judgment or order is covered by a valid and binding policy of insurance between the defendant and the insurer covering payment thereof and (ii) such insurer, which shall be rated at least "A" by A.M. Best Company, has been notified of, and has not disputed the claim made for payment of, the amount of such judgment or order; or

               (i) any non-monetary judgment or order shall be rendered against Kroger or any of its subsidiaries that could be reasonably expected to have a Material Adverse Effect, and there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

               (j) a Reportable Event or Reportable Events, or a failure to make a required installment or other payment (within the meaning of Section 412(n)(1) of the Code), shall have occurred with respect to any Plan or Plans that reasonably could be expected to result in liability of Kroger or any of its subsidiaries to the PBGC or to a Plan in an aggregate amount exceeding $40,000,000 and, within 30 days after Kroger has provided written notice of any such Reportable Event to the Administrative Agent, the Administrative Agent shall have notified Kroger in writing that (i) the Required Lenders have determined that, on the basis of such Reportable Event or Reportable Events or the failure to make a required payment, there are reasonable grounds (A) for the termination of such Plan or Plans by the PBGC, (B) for the appointment by the appropriate United States District Court of a trustee to administer such Plan or Plans or (C) for the imposition of a lien in favor of a Plan and (ii) as a result thereof an Event of Default exists hereunder; or a trustee shall be appointed by a United States District Court to administer any such Plan or Plans; or the PBGC shall institute proceedings (including giving notice of intent thereof) to terminate any Plan or Plans; or

               (k) (A) (i) Kroger or any ERISA Affiliate of Kroger shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan, (ii) Kroger or such ERISA Affiliate does not have reasonable grounds for contesting such Withdrawal Liability or is not in fact contesting such Withdrawal Liability in a timely and appropriate manner and (iii) the amount of the Withdrawal Liability specified in such notice, when aggregated with all other amounts required to be paid to Multiemployer Plans in connection with Withdrawal Liabilities (determined as of the date or dates of such notification), either (x) exceeds $100,000,000 or requires payments exceeding $40,000,000 in any year or (y) is less than $100,000,000 but any Withdrawal Liability payment remains unpaid 30 days after such payment is due (unless such Withdrawal Liability is being contested in good faith by Kroger or any ERISA Affiliate of Kroger), or (B) Kroger or any ERISA Affiliate of Kroger shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, if solely as a result of such reorganization or termination the aggregate contributions of Kroger and its ERISA Affiliates to all Multiemployer Plans that are then in reorganization or have been or are being terminated have been or will be increased over the amounts required to be contributed to such Multiemployer Plans for their most recently completed plan years by an amount exceeding $40,000,000; or"; and

          (d) by inserting the following words at the end of paragraph (m) thereof:

          ", or Kroger or any other Kroger Guarantor shall fail to comply with the terms and conditions of the Kroger Guarantee and, if such failure occurs with respect to Sections 8 or 11 (to the extent Section 11 applies to Section 8) of the Kroger Guarantee, such failure shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent to the Borrower (which notice will be given at the request of any Lender), or the Kroger Guarantee shall cease for any reason to be in full force and effect (other than pursuant to the terms hereof or thereof) or any Kroger Guarantor or any Person acting by or on behalf of any such Kroger Guarantor shall deny or disaffirm all or any portion of its obligations under the Kroger Guarantee ".

          SECTION 10. Waiver of Events of Default. Any Default or Event of Default arising out of any Change in Control resulting from the Acquisition is hereby waived.

          SECTION 11. Restatement of Loan Agreement. The Loan Agreement is hereby restated in its entirety to read as set forth in Exhibit A to this Amendment. The only amendments to the Loan Agreement, as restated, are those reflected in this Amendment. The schedules and exhibits to the Loan Agreement have not been amended hereby, except that the Commitments shall be as set forth in the Register.

          SECTION 12. Representations and Warranties. After giving effect to this Amendment, the Borrower hereby confirms, reaffirms and restates in all material respects the representations and warranties set forth in Article III of the Loan Agreement as if made on and as of the date hereof except for any representation or warranty made as of an earlier date, which representation or warranty shall have been true and correct in all material respects as of such earlier date. For purposes of the representations and warranties set forth in
Article III of the Loan Agreement, this Amendment shall be treated as a "Loan Document" and the execution and delivery of this Amendment shall be treated as a "Transaction".

          SECTION 13. Lead Arranger; Book Manager. CSI shall act as Lead Arranger and Book Manager with respect to this Amendment.

          SECTION 14. Conditions to Effectiveness. This Amendment shall become effective as of the date (the "Effective Date") of consummation of the Acquisition upon receipt by the Lead Arranger and Book Manager of each of the following:

          (a) counterparts of this Amendment, duly executed and delivered by the Borrower and the Required Lenders;

          (b) counterparts of a Guarantee, substantially in the form of Exhibit B to this Amendment (the "Kroger Guarantee"), duly executed and delivered by Kroger and each Kroger Material Subsidiary;

          (c) an opinion of counsel to the Borrower, as to the due authorization and execution by the Borrower of this Amendment and to such other matters, as is customary for similar transactions, as may be reasonably requested by the Lead Arranger and Book Manager;

          (d) an opinion of counsel to Kroger, as to the due authorization and execution by the Kroger Guarantors of the Kroger Guarantee and to such other matters, as is customary for similar transactions, as may be reasonably requested by the Lead Arranger and Book Manager;

          (e) such documents and certificates as the Lead Arranger and Book Manager and its counsel may reasonably request relating to this Amendment or the Kroger Guarantee, all in form and substance satisfactory to the Lead Arranger and Book Manager and its counsel;

          (f) satisfactory evidence that (i) the Current Synthetic Lease Facility of the Borrower has been terminated and all loans outstanding thereunder have been paid in full, (ii) the Commitments have been reduced by $500,000,000 or (iii) a combination thereof resulting in the reduction of Commitments and the commitments under the Current Synthetic Lease Facility in an aggregate amount of $500,000,000;

          (g) satisfactory evidence that, if the Current Synthetic Lease Facility is not terminated, amendments, in form and substance satisfactory to the Lead Arranger and Book Manager, to the operative documents of such Current Synthetic Lease Facility have been executed and are effective;

          (h) the surviving corporation following the Acquisition has confirmed in writing its assumption of all of the obligations of the Borrower under the Loan Agreement; and

          (i) the payment of all fees and other amounts payable in connection with this Amendment.

          SECTION 15. Payment of Expenses. The Borrower agrees to pay or reimburse the Lead Arranger and Book Manager for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel.

          SECTION 16. Continuing Effect of Loan Agreement. Except as expressly amended herein, the Loan Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms. This Amendment shall terminate and be of no further force and effect upon the termination of the Agreement and Plan of Merger, dated as of October 18, 1998, by and between the Borrower, Jobsite Holdings, Inc. and Kroger.

          SECTION 17. Governing Law; Counterparts. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. This Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The execution and delivery of this Amendment by any Lender on or prior to the Effective Date shall be binding upon each of its transferees, successors and assigns and binding in respect of all of its Commitments and Loans, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                        FRED MEYER, INC.


                                        By:        JAMES C. AALBERG
                                           ------------------------------------
                                                   James C. Aalberg
                                        Title:     Vice President, Treasurer


                                        BANKERS TRUST COMPANY, as Administrative
                                        Agent and as a Lender


                                        By:        MARY KAY COYLE
                                           ------------------------------------
                                                   Mary Kay Coyle
                                           Title:  Managing Director


                                        THE CHASE MANHATTAN BANK, as Syndication
                                        Agent and as a Lender


                                        By:        WILLIAM P. RINDFUSS
                                           ------------------------------------
                                                   William P. Rindfuss
                                           Title:  Vice President


                                        CHASE SECURITIES INC., as Lead Arranger
                                        and Book Manager


                                        By:        RUTH STRITEHOFF
                                           ------------------------------------
                                                   Ruth Stritehoff
                                           Title:  Managing Director


                                        NATIONSBANK OF TEXAS, N.A., as
                                        Co-Documentation Agent and as a Lender


                                        By:        JAMES P. JOHNSON
                                           ------------------------------------
                                                   James P. Johnson
                                           Title:  Managing Director

                                        SALOMON BROTHERS HOLDING CO INC., as
                                        Co-Documentation Agent and as a Lender


                                        By:
                                           ------------------------------------
                                           Title:

                                        ABN AMRO BANK N.V., as a Lender


                                        By: SUSAN HENDRICKSON
                                            ------------------------------------
                                            Title:  Vice President



                                        By: PAUL FAUST
                                            ------------------------------------
                                            Title:  Vice President

                                        THE ASAHI BANK, LTD., NEW YORK BRANCH,
                                        as a Lender


                                        By: /s/
                                            ------------------------------------
                                            Title:  Senior Manager

                                        BANCO ESPIRITO SANTO E COMERCIAL DE
                                        LISBOA, NASSAU BRANCH, as a Lender


                                        By: ANDREW M. ORSEN
                                            ------------------------------------
                                            Andrew M. Orsen
                                            Title:  Vice President



                                        By: TERRY R. HULL
                                            ------------------------------------
                                            Terry R. Hull
                                            Title:  Senior Vice President

                                        BANKBOSTON, N.A., as a Lender


                                        By: /s/
                                            ------------------------------------
                                            Title:  Vice President

                                        BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION, as a Lender


                                        By: JAMES P. JOHNSON
                                            ------------------------------------
                                            James P. Johnson
                                            Title:  Managing Director

                                        BANK OF HAWAII, as a Lender


                                        By: DAVID L. WARD
                                            ------------------------------------
                                            Title:  Assistant Vice President

                                        BANK LEUMI U.S.A., as a Lender


                                        By: /s/
                                            ------------------------------------
                                            Title:  VP/Manager

                                        BANK OF MONTREAL, as a Lender


                                        By: SHEILA C. WEIMER
                                            ------------------------------------
                                            Sheila C. Weimer
                                            Title:  Director

                                        THE BANK OF NEW YORK, as a Lender


                                        By: PAULA REGAN
                                            ------------------------------------
                                            Paula Regan
                                            Title:  Vice President

                                        BANK OF SCOTLAND, as a Lender


                                        By: ANNIE CHIN TAT
                                            ------------------------------------
                                            Annie Chin Tat
                                            Title:  Senior Vice President

                                        THE BANK OF TOKYO-MITSUBISHI LTD.,
                                        PORTLAND BRANCH, as a Lender


                                        By: M.W. KRINGLEN
                                            ------------------------------------
                                            Title:  Vice President

                                        BANQUE NATIONALE DE PARIS, as a Lender


                                        By: NICHOLAS ROGERS
                                            ------------------------------------
                                            Nicholas Rogers
                                            Title:  Senior Vice President


                                        By: STEPHEN H. CELLA
                                            ------------------------------------
                                            Stephen H. Cella
                                            Title:  Vice President

                                        BAYERISCHE HYPO-UND VEREINSBANK AG,
                                        as a Lender


                                        By: ELIZABETH DONAHUE
                                            ------------------------------------
                                            Elizabeth Donahue
                                            Title:  Managing Director



                                        By: /s/
                                            ------------------------------------
                                            Title:  Managing Director

                                        BHF-BANK AKTIENGESELLSCHAFT, as a Lender


                                        By:
                                            ------------------------------------
                                            Title:

                                        CITY NATIONAL BANK, as a Lender


                                        By: /s/
                                            ------------------------------------
                                            Title:  Vice President

                                        COMPAGNIE FINANCIERE DE CIC ET DE
                                        L'UNION EUROPEENNE, as a Lender


                                        By: ANTHONY ROCK
                                            ------------------------------------
                                            Anthony Rock
                                            Title:  Vice President



                                        By: BRIAN O'LEARY
                                            ------------------------------------
                                            Brian O'Leary
                                            Title:  Vice President

                                        CREDIT AGRICOLE INDOSUEZ, as a Lender


                                        By: MARCY LYONS
                                            ------------------------------------
                                            Title:  First Vice President


                                        By: /s/
                                            ------------------------------------
                                            Title:  EVP

                                        CREDIT LYONNAIS NEW YORK BRANCH,
                                        as a Lender


                                        By:
                                            ------------------------------------

                                            Title:

                                        THE DAI-ICHI KANGYO BANK, LIMITED, LOS
                                        ANGELES AGENCY, as a Lender


                                        By: MASATSUGU MORISHITA
                                            ------------------------------------
                                            Masatsugu Morishita
                                            Title:  Sr. Vice President &
                                                    Joint General Manager

                                        DLJ CAPITAL FUNDING, INC., as a Lender


                                        By: /s/
                                            ------------------------------------
                                            Title:

                                        DRESDNER BANK AG, NEW YORK AND GRAND
                                        CAYMAN BRANCHES, as Lenders


                                        By: BRIGITTE SAGIN
                                            ------------------------------------
                                            Brigitte Sagin
                                            Title:  Assistant Treasurer



                                        By: CHRISTOPHER E. SARISKY
                                            ------------------------------------
                                            Christopher E. Sarisky
                                            Title:  Assistant Vice President

                                        ERSTE BANK NEW YORK BRANCH, as a Lender


                                        By:
                                            ------------------------------------
                                            Title:

                                        THE FIRST NATIONAL BANK OF CHICAGO,
                                        as a Lender


                                        By: CATHERINE A. MUZZEST
                                            ------------------------------------
                                            Title:  Vice President

                                        FIRST DOMINION FUNDING I, as a Lender


                                        By: ANDREW H. MARSHAK
                                            ------------------------------------
                                            Andrew H. Marshak
                                            Title:  Authorized Signatory

                                        FIRST HAWAIIAN BANK, as a Lender


                                        By:
                                            ------------------------------------
                                            Title:

                                        FIRST SECURITY BANK, N.A., as a Lender


                                        By:
                                           -------------------------------------
                                           Title:

                                        FIRST UNION NATIONAL BANK, as a Lender


                                        By: DOUGLAS NICKEL
                                            ------------------------------------
                                            Douglas Nickel
                                            Title: Vice President

                                        FIRSTRUST BANK, as a Lender


                                        By:
                                            ------------------------------------
                                            Title:

                                        FLEET BANK, N.A., as a Lender


                                        By: /s/
                                           -------------------------------------
                                           Title:  Vice President

                                        THE FUJI BANK, LIMITED LOS ANGELES
                                        AGENCY, as a Lender


                                        By: MASAHITO FUKUDA
                                            ------------------------------------
                                            Masahito Fukuda
                                            Title:  Joint General Manager

                                        GCB INVESTMENT PORTFOLIO, as a Lender
                                        By: Citibank, N.A., as Investment
                                        Advisor


                                        By: STEVE KAUFFMAN
                                            ------------------------------------
                                            Title:  Vice President

                                        GENERAL ELECTRIC CAPITAL CORPORATION,
                                        as a Lender


                                        By: JANET K. WILLIAMS
                                            ------------------------------------
                                            Janet K. Williams
                                            Title:  Duly Authorized Signatory

                                        GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                        as a Lender


                                        By: STEPHEN B. KING
                                            ------------------------------------
                                            Stephen B. King
                                            Title:  Authorized Signatory

                                        IKB DEUTSCHE INDUSTRIEBANK AG,
                                        Luxembourg Branch
                                        as a Lender


                                        By: E. BRECHT
                                            ------------------------------------
                                            E. Brecht
                                            Title:  Director



                                        By: MANFRED ZIWEY
                                            ------------------------------------
                                            Manfred Ziwey
                                            Title:  Senior Vice President

                                        IMPERIAL BANK, as a Lender


                                        By:
                                            ------------------------------------
                                            Title:

                                        THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                        as a Lender


                                        By: TAKUYA HONJO
                                            ------------------------------------
                                            Takuya Honjo
                                            Title:  Senior Vice President

                                        KEYBANK NATIONAL ASSOCIATION,
                                        as a Lender


                                        By: RICHARD J. AMENY, JR.
                                            ------------------------------------
                                            Richard J. Ameny, Jr.
                                            Title:  Assistant Vice President

                                        KZH CNC LLC, as a Lender


                                        By: VIRGINIA CONWAY
                                            ------------------------------------
                                            Virginia Conway
                                            Title:  Authorized Agent


                                        KZH ING-2 LLC, as a Lender


                                        By: VIRGINIA CONWAY
                                            ------------------------------------
                                            Virginia Conway
                                            Title:  Authorized Agent

                                        LAND BANK OF TAIWAN, LOS ANGELES BRANCH, as a Lender


                                        By:
                                            ------------------------------------
                                            Title:

                                        THE LONG TERM CREDIT BANK OF JAPAN,
                                        LTD., LOS ANGELES AGENCY, as a Lender


                                        By: /s/
                                            ------------------------------------
                                            Title:  Deputy General Manager

                                        MARINE MIDLAND BANK, as a Lender


                                        By: SUSAN L. LEFEVRE
                                            ------------------------------------
                                            Susan L. LeFevre
                                            Title:  Authorized Signatory

                                        MASSACHUSETTS MUTUAL LIFE INSURANCE
                                        COMPANY, as a Lender


                                        By:
                                            ------------------------------------
                                            Title:

                                        MEESPIERSON CAPITAL CORP., as a Lender


                                        By:
                                            ------------------------------------
                                            Title:

                                        MELLON BANK, N.A., as a Lender


                                        By: L.C. IVEY
                                            ------------------------------------
                                            Title:  Vice President

                                        MERCANTILE BANK N.A., as a Lender


                                        By: KIRK A. PORTER
                                            ------------------------------------
                                            Kirk A. Porter
                                            Title:  Senior Vice President

                                        MERRILL LYNCH GLOBAL INVESTMENT SERIES:
                                        INCOME STRATEGIES PORTFOLIO, as a Lender
                                        By: Merrill Lynch Asset Management,
                                        L.P., as Investment Adviser


                                        By: PAUL TRAVERS
                                            ------------------------------------
                                            Paul Travers
                                            Title:  Authorized Signatory


                                        MERILL LYNCH SENIOR FLOATING RATE FUND,
                                        INC., as a Lender


                                        By: PAUL TRAVERS
                                            ------------------------------------
                                            Paul Travers
                                            Title:  Authorized Signatory


                                        DEBT STRATEGIES FUND INC., as a Lender


                                        By: PAUL TRAVERS
                                            ------------------------------------
                                            Paul Travers
                                            Title:  Authorized Signatory


                                        DEBT STRATEGIES FUND II, INC.,
                                        as a Lender


                                        By: PAUL TRAVERS
                                            ------------------------------------
                                            Paul Travers
                                            Title:  Authorized Signatory

                                        THE MITSUBISHI TRUST AND BANKING
                                        CORPORATION, as a Lender


                                        By: TOSHIHIRO HAYASHI
                                            ------------------------------------
                                            Toshihiro Hayashi
                                            Title:  Senior Vice President

                                        MORGAN STANLEY SENIOR FUNDING, INC.,
                                        as a Lender


                                        By:
                                            ------------------------------------
                                            Title:

                                        NATEXIS BANQUE BFCE, as a Lender


                                        By: PEYMAN PARHAMI
                                            ------------------------------------
                                            Peyman Parhami
                                            Title:  Assistant Treasurer



                                        By: IAIN A. WHYTE
                                            ------------------------------------
                                            Iain A. Whyte
                                            Title:  Vice President

                                        NATIONAL BANK OF KUWAIT, as a Lender


                                        By: MUHANNAD KAMAL
                                            ------------------------------------
                                            Muhannad Kamal
                                            Title:  General Manager


                                        By: ROBERT J. MCNEILL
                                            ------------------------------------
                                            Robert J. McNeill
                                            Title:  Executive Manager

                                        NATIONAL CITY BANK, as a Lender


                                        By:
                                            ------------------------------------
                                            Title:

                                        NATS LOAN TRUST 6, as a Lender
                                        By: The Bank of New York, as Trustee


                                        By:
                                            ------------------------------------
                                            Title:

                                        PARIBAS, as a Lender


                                        By: JUDITH A. DOWLY
                                            ------------------------------------
                                            Title:



                                        By: LEE S. BUCKNER
                                            ------------------------------------
                                            Lee S. Buckner
                                            Title:  Managing Director

                                        PIMCO TOTAL RETURN FUND, as a Lender


                                        By:
                                            ------------------------------------
                                            Title:

                                        COOPERATIEVE CENTRALE RAIFFEISEN-
                                        BOERENLEENBANK B.A., "RABOBANK
                                        NEDERLAND", NEW YORK BRANCH, as a Lender


                                        By:
                                            ------------------------------------
                                            Title:

                                        REPUBLIC NATIONAL BANK OF NEW YORK,
                                        as a Lender


                                        By: JEAN-PIERRE F. DIELS
                                            ------------------------------------
                                            Jean-Pierre F. Diels
                                            Title:  Executive Vice President


                                        By: THEODORE R. KOERNER
                                            ------------------------------------
                                            Theodore R. Koerner
                                            Title:  First Vice President

                                        ROYAL BANK OF CANADA, as a Lender


                                        By: JULIE ROTHAMBEY
                                            ------------------------------------
                                            Julie Rothambey
                                            Title:  Senior Manager

                                        THE ROYAL BANK OF SCOTLAND PLC,
                                        as a Lender


                                        By: DEREK BONNAR
                                            ------------------------------------
                                            Derek Bonnar
                                            Title:  Vice President

                                        THE SAKURA BANK, LIMITED, as a Lender


                                        By: YOSHIKAZU NAGURA
                                            ------------------------------------
                                            Yoshikazu Nagura
                                            Title:  Vice President

                                        SOCIETE GENERALE, as a Lender


                                        By: J. BLAINE SHAUM
                                            ------------------------------------
                                            J. Blaine Shaum
                                            Title:  Managing Director

                                        STB DELAWARE FUNDING TRUST I,
                                        as a Lender


                                        By: DONALD C. HARGADON
                                            ------------------------------------
                                            Donald C. Hargadon
                                            Title:  Assistant Vice President

                                        THE TOKAI BANK, LIMITED, LOS ANGELES
                                        AGENCY, as a Lender


                                        By: /s/
                                            ------------------------------------
                                            Title:  SVP & Assistant
                                                    General Manager

                                        TORONTO DOMINION (TEXAS) INC.,
                                        as a Lender


                                        By:
                                            ------------------------------------
                                            Title:

                                        TRANSAMERICA BUSINESS CREDIT
                                        CORPORATION, as a Lender


                                        By:
                                            ------------------------------------
                                            Title:

                                        UNION BANK OF CALIFORNIA, N.A.,
                                        as a Lender


                                        By:
                                            ------------------------------------
                                            Title:

                                        US BANK NATIONAL ASSOCIATION,
                                        as a Lender


                                        By: STEVEN T. WILLIAMS
                                            ------------------------------------
                                            Steven T. Williams
                                            Title:  Vice President

                                        VAN KAMPEN SENIOR INCOME TRUST,
                                        as a Lender


                                        By:
                                            ------------------------------------
                                            Title:

                                        WACHOVIA BANK, N.A., as a Lender


                                        By: /s/
                                            ------------------------------------
                                            Title:  Vice President

                                        WELLS FARGO BANK, N.A., as a Lender


                                        By: DONALD A. HARTMANN
                                            ------------------------------------
                                            Donald A. Hartmann
                                            Title:  Senior Vice President



                                        By: CATHERINE M. WALLACE
                                            ------------------------------------
                                            Catherine M. Wallace
                                            Title:  Vice President

                                        ZIONS FIRST NATIONAL BANK, as a Lender


                                        By: RICHARD P. JACKSON
                                            ------------------------------------
                                            Richard P. Jackson
                                            Title:  Vice President